UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 15, 2013

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(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

8390 Via de Ventura, Suite F-110, #215 Scottsdale, Arizona	85258
(Address of Principal Executive Offices)	(Zip Code)

(928) 515-1942

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 15, 2013, El Capitan Precious Metals, Inc. (the "Company") granted options to purchase 500,000 shares of the Company's common stock to each of Charles M. Mottley, Arly Richau and John F. Stapleton as compensation for director services rendered during fiscal 2012. The options were granted under the Company's 2005 Stock Incentive Plan, have an exercise price of $0.215 per share (the closing price of the Company's stock on the date of grant), and were fully vested on the grant date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ John F. Stapleton
Date: January 18, 2013		Name: John F. Stapleton
Title: Chief Financial Officer

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